United States Securities And Exchange Commission

Washington, DC 20549

FORM 8-K/A

Amendment Number 1
To
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2013 (May 16, 2013)
XHIBIT CORP. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52678 (Commission File Number)	20-0853320 (IRS Employer Identification No.)

80 E. Rio Salado Parkway, Suite 115, Tempe, AZ 85281
 (Address of principal executive offices) (Zip Code)

(602) 281-3554
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

    On May 22, 2013, Xhibit Corp., a Nevada corporation (“Xhibit”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“May 8-K”) to report the merger on May 16, 2013 of its wholly-owned subsidiary, Project SMI Corp., a Delaware corporation (“Merger Sub”), with and into SHC Parent Corp., a Delaware corporation (“SHC”). SHC, which survived the merger and became a wholly owned subsidiary of Xhibit, is the parent corporation of SkyMall Interests, LLC, a Delaware limited liability company (“Interests”), SkyMall, LLC, a Delaware limited liability company (“SkyMall, LLC”), and SkyMall Ventures, a Nevada limited liability company (“Ventures,” and, with Interests and SkyMall, LLC, the “SkyMall Companies”).

    This Form 8-K/A amends the May 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the May 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired.

    The audited consolidated balance sheets of SkyMall Holding Corp. and subsidiary as of December 31, 2012 and 2011 and the related consolidated statements of operations, stockholder’s deficit, and cash flows for the years ending December 31, 2012 and 2011, the notes thereto and the related auditor’s report of McGladrey LLP, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

    The unaudited condensed consolidated balance sheets of SkyMall Holding Corp. and subsidiary as of March 31, 2013 and April 3, 2012 and the related condensed consolidated statements of operations, stockholder’s deficit, and cash flows for each of the quarters end March 31, 2013 and April 3, 2012, and the notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

    (b)  Pro Forma Financial Information.

    The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

    (i)  Unaudited Pro Forma Combined Balance Sheet as of March 31, 2013.

    (ii)  Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2013.

    (iii)  Unaudited Pro Forma Combined Statement of Operations for the Fiscal Year Ended December 31, 2012.

    (iv)  Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

    (d)  Exhibits.

Exhibit No.	Description

23.1	Consent of McGladrey LLP
99.1	Audited Consolidated Financial Statements of SkyMall Holding Corp. and subsidiary for the years ended December 31, 2012 and 2011
99.2	Interim Unaudited Condensed Consolidated Financial Statements of SkyMall Holding Corp. and subsidiary for the periods ended March 31, 2013 and April 3, 2012
99.3	Unaudited Pro Forma Combined Financial Information

SIGNATURES

    In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 1, 2013	Xhibit Corp., a Nevada corporation

	By:	/s/ Michael J. Schifsky
Michael J. Schifsky, CFO